Exhibit 10.20

IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K, CERTAIN INFORMATION HAS BEEN OMITTED

FROM THIS EXHIBIT BECAUSE IT CONTAINS PERSONALLY IDENTIFIABLE INFORMATION.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

H2B2 ELECTROLYSIS TECHNOLOGIES, INC.

COMMON STOCK OPTION AGREEMENT

H2B2 ELECTROLYSIS TECHNOLOGIES, INC.

COMMON STOCK

OPTION AGREEMENT

This Common Stock Option Agreement (this “Agreement”) is dated as 1st January 2021 and is between H2B2 Electrolysis Technologies, Inc., a Delaware corporation (the “Company”), and Empelia Capital S.L.U. (Tax Number [***]) of Spain (“Investor”) and/or Jose Javier Brey Sanchez (Tax Number [***]), as manager of Investor or on his behalf.

SECTION 1

1.1           Authorization. The Company will, prior to the date of this Agreement, authorize the sale and issuance of up to 25,000 shares (the “Shares”) of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), having the rights, privileges, preferences and restrictions set forth in the certificate of incorporation of the Company, (the “Certificate”).

1.2           Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, Investor is entitled to purchase, and the Company agrees to sell to Investor should he decide it, up to 25,000 shares, at a global price provided in Section 2.2 (the “Purchase Price”).

SECTION 2

OPTION EXERCISE, EXECUTION AND DELIVERY

2.1           Option exercise and execution.

a)	Upon signature of the Agreement, the Investor is acquiring a free option to purchase the Shares.

b)	The Option shall be fully exercised and executed between 1st January 2026 and 31st March 2026, according to the conditions in 2.1.(e).

c)	The execution of the Option shall be notified to Company at least 15 calendar days before the execution. The notification must include the specific execution date.

d)	The execution date shall be understood as the Closing Date. This Option shall be only valid:

e)	In case the Company is public and is listed and traded in a stock market by 1st January 2026; and
f)	as long as Jose Javier Brey Sanchez maintains until the Closing Date a labor relation with any company of the Company Group. In case of termination of this labor relation, regardless of the cause of the termination or the party terminating that relation, Investor shall lose all its rights to purchase the Shares according to the Option.

Despite de aforementioned, in case of (i) decease or (ii) sudden impossibility to carry out the regular job of Jose Javier Brey Sánchez, all Investor rights provided in this Agreement could be exercised by Investor or by Jose Javier Brey Sánchez or by their heirs.

2.2          Purchase Price. The Purchase Price will be one (1) USD. This Purchase Price will be the global price of the 25,000 shares.

2.3          Delivery. After the Closing Date, the Company will deliver to Investor a certificate registered in such Investor’s name representing the number of Shares that such Investor is purchasing against payment of the purchase price as set forth in section 1.2.

2.4          Impossibility. Should the execution of the Option be impossible (i) because the Company is not public and/or listed and/or traded by 1st January 2026 in a stock exchange market; or (ii) due to the public market regulations to be applied, this Option shall be terminated on 31st December 2025 and Jose Javier Brey Sánchez shall be entitled to a gross salary bonus of 30% of its gross annual salary in 2025, to be paid within the first quarter of 2026.

SECTION 3

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

The Company hereby represents and warrants to the Investors as follows:

3.1.         Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver this Agreement and the Certificate. The Company is presently qualified could reasonably be expected to have a material adverse effect on the Company’s financial condition or business as now conducted (a “Material Adverse Effect”).

3.2.         Subsidiaries. The Company has disclosed all entities or companies that it owns or control, directly or indirectly, any interest any corporation, partnership, limited liability company, association or other business entity.

3.3.         Capitalization.

(a)          The Company has reserved the Shares for issuance pursuant to this Agreement. The rights, preferences, privileges and restrictions are as stated in the Certificate.

(b)          The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors; provided, however, that the Shares could be subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein.

3.4          Authorization. All corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company’s obligations under this Agreement has been taken or will be taken prior to the date of this Agreement. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

3.5          Offering. Subject to the accuracy of the Investor’s representations and warranties in Section 4, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement, could constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”).

3.6          No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(l)(i) through (viii) under the Securities Act (“Disqualifications Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act, including the Company; any predecessor or affiliate specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

3.7          Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any of the transactions contemplated hereby.

SECTION 4

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Investor hereby represents and warrants to the Company as follows:

4.1          No Registration. The Investor understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

4.2          Investment Intent. The Investor is acquiring the Shares for investment for its own account, not as a nominee or agent. The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

4.3          Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Investor can protect its own interests. The Investor has such knowledge and experience in financial and business matters so that the Investor is capable of evaluating the merits and risks of its investment in the Company.

4.4          Speculative Nature of Investment. The investor understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of the Investor’s investment and is able, without impairing the Investor’s financial condition, to hold the Shares for an indefinite period of time to suffer a complete loss of the Investor’s investment.

4.5          Access to Data. The Investor has had an opportunity to ask question of, and receive answer from, the officers of the Company concerning this Agreement, the exhibits and schedules attached hereto and the transactions contemplated by this Agreement, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. The Investors believes that it has received all the information the Investors considers necessary or appropriate for deciding whether to purchase the Shares. The Investor understands that such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. The Investor also acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

4.6          Accredited loves r. The representation in this Section 4 only applies to “accredited investors” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act (each an “Accredited Investor”). The Investor is an Accredited Investor and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Investor has furnished or made available any and all information requested by the Company or otherwise necessary to satisfy any applicable verification requirements as to their status as an Accredited Investor. Any such information is true, correct, timely and complete.

4.7          Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the first page of this Contract.

4.8          No Public Market. The Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

4.9          Authorization.

(a)          The Investor has all requisite power and authority to execute and deliver this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All action on the part of the Investor necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Investor’s obligations under this Agreement, lias been taken or will be taken prior to the beginning of the Closing Date..

(b)          This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

(c)          No consent, approval, authorization, or er, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Investor in connection with the execution and delivery of this Agreement by the Investor or the performance of the Investor’s obligations hereunder.

4.10        Brokers or Finders. The Investor has not engaged any brokers, finders or agents, and neither the Company nor any other Investor has, nor will, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

4.11        Tax Advisors. The Investor has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4.12        Legends. The Investor understands and agrees that the certificates evidencing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

4.13        No “Bad Actor” Disqualification Events. Neither (i) the Investor, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Investor is subject to any Disqualification Event (as defined in Section 3.6), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing Term in writing in reasonable detail to the Company.

4.14        Taxes. Investor fully understands and acknowledges the tax consequences of the Option stated herein and declares that no claim will be trough against the Company due to this reason.

SECTION 5

CONDITIONS TO INVESTOR’S
OBLIGATIONS TO CLOSE

Investor’s right to purchase the Shares at the date of this Agreement is subject to the fulfillment on or before the date of this Agreement of each of the following conditions, unless waived by the applicable Investor purchasing the Shares in such date:

5.1          Representations and Warranties. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects as of the date of this Agreement.

5.2          Covenants. The Company shall have performed or complied with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the date of this Agreement in all material respects.

5.3          Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

5.4          Consents and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for the performance by the Company of its obligations pursuant to this Agreement.

SECTION 6

CONDITIONS TO COMPANY’S OBLIGATION TO CLOSE

The Company’s obligation to sell and issue the Shares at the date of this Agreement is subject to the fulfillment on or before the Closing Term of the following conditions, unless waived by the Company:

6.1          Representations and Warranties. The representations and warranties made by the Investors in the date of this Agreement in Section 4 shall be true and correct in all material respects when made and shall be true and correct in all material respects as of the date of such date.

6.2          Covenants. The Investors shall have performed or complied with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Investors on or prior to the date of this Agreement.

6.3          Compliance with Securities Laws. The Company shall be satisfied that the offer and sale of the Shares shall be qualified or exempt from registration or qualification under all applicable federal and state securities laws (including receipt by the Company of all necessary blue sky law permits and qualifications required by any state, if any).

6.4          Consents and Waivers. The Company and the Investors shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

SECTION 7

MISCELLANEOUS

7.1          Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company, Investor and the Investors holding a majority of the Common Stock issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Investors purchasing shares after the date of this Agreement may become parties to this Agreement in accordance with Section 2.1 without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities. Investor acknowledges that by the operation of this paragraph, the holders of a majority of the Common Stock issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have to approve any change concerning the rights of such Investor under this Agreement.

7.2          Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to an Investor or any other holder of Company securities) or otherwise delivered by hand, messenger or courier service addressed:

(a)          if to an Investor, to the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b)          if to any other holder of any Shares, to such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of such Shares for which the Company has contact information in its records; or

(c)          if to the Company, to the attention of the Chief Executive Officer at the current address as the Company shall have furnished to the Investors.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptable for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), Investor or other security holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaw by (i) facsimile telecommunication (ii) electronic mail (iii) posting on an electronic network together with separate notice to the Investor or other security holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or other security holder. This consent may be revoked by an Investor or other security holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

7.3          Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

7.4          Brokers or Finders. The Company shall indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 3.7, and Investor agrees to indemnify and hold harmless the Company and each other Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company, any other Investor or any of their constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 4.11.

7.5          Expenses. The Company and the Investors shall each pay their own expenses in connection with the transactions contemplated by this Agreement.

7.6          Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby for one year from the date of the date of this Agreement.

7.7          Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company, unless otherwise stated in this Agreement. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.8          Entire Agreement. This Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof by any warranties, representations or covenants except as specifically set forth herein.

7.9          Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impar any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

7.10        Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

7.11        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

7.12        Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

7.13        Arbitration. The parties shall attempt to resolve all disputes between the parties arising out of or relating to this Stock Purchase Agreement amicably through good faith discussions upon the written request of any party. In the event that any such dispute cannot be resolved thereby within a period of thirty (30) days after such notice has been given, such dispute shall be finally resolved by binding arbitration in Delaware, using the English language in accordance with the Arbitration Rules and Procedures of JAMS then in effect. The Parties agree that they shall attempt to select an Arbiter by Agreement, but should they come to such an agreement, the parties shall select an arbitrator in accordance it the arbitrator selection procedures set forth in the Arbitration Rules and Procedure of JAMS then in effect. The parties agree that the presiding arbitrator shall have the jurisdiction to resolve any disputes arising out of or relating to this Stock Purchase Agreement. The parties consent to the exercise of personal jurisdiction over each of them by the era] and state courts within the State of Delaware for the purposes enforcing any arbitration award that may result from arbitration proceedings instituted to resolve any disputes arising out of or related to this Stock Purchase Agreement, or to prevent any threatened violation of this Stock Purchase Agreement.

7.14        Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

7.15        Attorney’s Fees. In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable and expenses of attorneys and accountants, which shall include, without limitation, all costs and expenses of appeals.

7.16        Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

7.17        SPECIAL AMENDMENT BY COMPANY. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, THE COMPANY MAY UNILATERALLY AMEND IN GOOD FAITH THIS AGREEMENT, WITHOUT THE CONSENT OF INVESTOR TO MAKE A CHANGE THAT IS NECESSARY OR DESIRABLE TO CURE ANY AMBIGUITY OR INCONSISTENCY AND TO MAKE CHANGES TO SATISFY ANY REQUIREMENTS, CONDITIONS OR GUIDELINES CONTAINED IN ANY OPINION, DIRECTIVE, ORDER, RULING, REGULATION OR STATUTE OF ANY GOVERNMENTAL BODY THAT WILL NOT BE INCONSISTENT WITH THIS AGREEMENT, AND IN ANY CASE SUBJECT TO THE REQUIREMENT THAT THE INVESTOR NOT BE MATERIALLY AND ADVERSELY AFFECTED. SHOULD THIS HAPPEN, THE COMPANY SHALL PROMPTLY NOTIFY THE INVESTOR WITHIN (10) BUSINESS DAYS.

(signature page follows)

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Investor has executed this Agreement, as of the Effective Date.

H2B2 ELECTROLYSIS TECHNOLOGIES, INC.

/s/ José Javier Brey Sánchez

By: José Javier Brey Sánchez

Title:	CEO/President
Dated:	1 January 2021

José Javier Brey Sánchez

/s/ José Javier Brey Sánchez
[handwritten signature]

Title:
Dated:	1 January 2021

On his behalf and on behalf of Empelia Capital SLU